INCOME TAXES (Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax (benefit) at statutory rate	$ 1,120	$ 2,885	$ 322
Stock compensation expense	184	295	463
Effect of differences in foreign tax rates	2,113	(6,793)	4,475
Summary of Interpretation No. 48 (“Fin 48”) Reserve	(1,230)	(1,478)	(2,465)
Change in deferred tax valuation allowance	(1,679)	5,971	(3,015)
Other	(886)	383	1,008
Total Tax Expense (benefit)	$ (378)	$ 1,263	$ 788